                                                                  Exhibit 4.1

                      [FRONT OF FORM OF STOCK CERTIFICATE]

                                     [LOGO]
                        COLONIAL DATA TECHNOLOGIES CORP.
                          INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

COMMON STOCK -- SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 195642 103

     THIS CERTIFIES THAT _______________________ is the owner of ______________
fully paid and non-assessable shares of common stock, par value $.01 per share, of Colonial Data Technologies Corp., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware, the Certificate of Incorporation of the Corporation, as amended, and the By-Laws of the Corporation, as amended.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal.


Dated:______________________________



____________________________________       _____________________________
John N. Giamalis                           Robert J. Schock
Treasurer                                  President



                                    [SEAL]


Countersigned: AMERICAN STOCK TRANSFER & TRUST COMPANY (NEW YORK, NY), Transfer Agent and Registrar


By:  ______________________________
     Authorized Signature

                      [BACK OF FORM OF STOCK CERTIFICATE]


     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM --  as tenants in common          UNIF GIFT MIN ACT --

TEN ENT --  as tenants by the                   ________ Custodian  ________
            entireties                           (Cust)              (Minor)
                                                         __________
JT TEN --   as joint tenants with
            right of survivorship           under Uniform Gifts to Minors Act
            and not as tenants in
            common                            _____________________________
                                                          (state)



Additional abbreviations may also be used though not in the above list.


For Value Received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

______________________________


______________________________________________________________________________
(Please print or typewrite name and address, including zip code, of assignee)

______________________________________________________________________________

______________________________________________________________________________


_______________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated:______________________________


__________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.